LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Supplement dated July 16, 2015 to the Loomis Sayles Small/Mid Cap Growth Fund Prospectus, dated June 30, 2015, as may be revised and supplemented from time to time.

Effective immediately, the following sentence is added to the first paragraph following the investment minimum table in the “How To Purchase Shares” section of the prospectus.

Registered investment advisers investing on behalf of their clients and certain wrap fee programs may aggregate investments of multiple clients to satisfy the minimum investment amount.